Exhibit 99.1

NEWS RELEASE
www.northerntrust.com

INVESTOR CONTACT: Jennifer Childe | 312-444-3290 | Jennifer.Childe@ntrs.com MEDIA CONTACT: John O'Connell | 312-444-2388  | John.O'Connell@ntrs.com

NORTHERN TRUST CORPORATION REPORTS FOURTH QUARTER
NET INCOME OF $466.0 MILLION, EARNINGS PER DILUTED COMMON SHARE OF $2.42
CHICAGO, JANUARY 22, 2026 — Northern Trust Corporation today reported fourth quarter net income per diluted common share of $2.42, compared to $2.29 in the third quarter of 2025 and $2.26 in the fourth quarter of 2024. Net income was $466.0 million, compared to $457.6 million in the prior quarter and $455.4 million in the prior-year quarter.
Fourth Quarter 2025 results included the following notable items:
•$19.2 million (pre-tax) of expense related to the Visa Class B swaps, recognized in Other Operating Income (after-tax $14.5 million).
•$49.3 million (pre-tax) impact to Noninterest Expense from notable items (after-tax $37.3 million):
◦$58.8 million (pre-tax) of severance-related charges (after-tax $44.5 million), $58.2 million recognized in Compensation expense and $0.6 million recorded to Outside Services expense.
◦$9.5 million (pre-tax) release of the Federal Deposit Insurance Corporation (FDIC) special assessment reserve, recognized as a credit to Other Operating Expense (after-tax $7.2 million).

MICHAEL O’GRADY, CHAIRMAN AND CHIEF EXECUTIVE OFFICER:
“Northern Trust delivered strong fourth quarter results, marking another year of successful execution of our One Northern Trust strategic priorities and positioning the company for continued performance in 2026. Mid-single-digit trust fee growth, double digit net interest income and disciplined expense management drove positive operating leverage of four points in the fourth quarter and more than two points for the full year, both excluding notables. Our return on equity in both periods was at the high end of our target range, enabling us to return record capital to our shareholders.

We move into the new year with strong momentum across all our businesses and a clear focus on accelerating growth, sustaining positive operating leverage and creating enduring value for all stakeholders.”

FINANCIAL SUMMARY & KEY METRICS
				% Change Q4 2025 vs.
($ In Millions except per share data)	Q4 2025	Q3 2025	Q4 2024	Q3 2025	Q4 2024
Trust, Investment and Other Servicing Fees	$1,307.4	$1,265.5	$1,222.2	3%	7%
Other Noninterest Income	174.1	169.1	173.6	3	—
Net Interest Income (FTE*)	654.3	596.3	574.3	10	14
Total Revenue (FTE*)	$2,135.8	$2,030.9	$1,970.1	5%	8%

Noninterest Expense	$1,497.3	$1,422.9	$1,375.9	5%	9%
Provision for Credit Losses	(8.0)	(17.0)	(10.5)	N/M	N/M
Provision for Income Taxes	167.8	161.9	138.8	4	21
FTE Adjustment*	12.7	5.5	10.5	134	20
Net Income	$466.0	$457.6	$455.4	2%	2%

Earnings Allocated to Common and Potential Common Shares	$457.0	$437.2	$447.0	5%	2%
Diluted Earnings per Common Share	$2.42	$2.29	$2.26	6	7
Return on Average Common Equity	15.4%	14.8%	15.3%
Average Assets	$154,925.7	$151,041.5	$146,570.2	3%	6%
(*)     Net interest income and total revenue presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principles (non-GAAP) financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
N/M - Not meaningful

NORTHERN TRUST CORPORATION FOURTH QUARTER 2025 RESULTS

CLIENT ASSETS
Assets under custody/administration (AUC/A) and assets under management are a driver of the Corporation’s trust, investment and other servicing fees, the largest component of noninterest income.
	As of			% Change December 31, 2025 vs.
($ In Billions)	December 31, 2025*	September 30, 2025	December 31, 2024	September 30, 2025	December 31, 2024
Assets Under Custody/Administration
Asset Servicing	$17,418.4	$16,990.4	$15,640.1	3%	11%
Wealth Management	1,297.7	1,257.2	1,147.9	3	13
Total Assets Under Custody/Administration	$18,716.1	$18,247.6	$16,788.0	3%	11%
Assets Under Custody(1)
Asset Servicing	$13,604.8	$13,195.0	$12,214.0	3%	11%
Wealth Management	1,284.3	1,244.1	1,135.2	3	13
Total Assets Under Custody	$14,889.1	$14,439.1	$13,349.2	3%	12%
Assets Under Management
Asset Servicing	$1,296.0	$1,280.1	$1,159.7	1%	12%
Wealth Management	507.2	492.6	450.7	3	13
Total Assets Under Management	$1,803.2	$1,772.7	$1,610.4	2%	12%
(1) Assets Under Custody are a component of Assets Under Custody/Administration.
(*) Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.
Total assets under custody/administration and assets under custody increased from the prior-year quarter primarily driven by favorable markets.
Total assets under management increased compared to the prior-year quarter primarily reflecting favorable markets and net new business.

TRUST, INVESTMENT AND OTHER SERVICING FEES
				% Change Q4 2025 vs.
($ In Millions)	Q4 2025	Q3 2025	Q4 2024	Q3 2025	Q4 2024
Asset Servicing
Custody and Fund Administration	$496.4	$482.7	$456.9	3%	9%
Investment Management	165.8	159.6	156.9	4	6
Securities Lending	23.1	21.2	20.4	8	13
Other	44.3	43.4	41.3	2	7
Total Asset Servicing Trust, Investment and Other Servicing Fees	$729.6	$706.9	$675.5	3%	8%

Wealth Management
Central	$207.1	$200.6	$195.3	3%	6%
East	149.2	146.0	140.7	2	6
West	114.2	110.5	110.0	3	4
Global Family Office (GFO)	107.3	101.5	100.7	6	7
Total Wealth Management Trust, Investment and Other Servicing Fees	$577.8	$558.6	$546.7	3%	6%

Total Consolidated Trust, Investment and Other Servicing Fees	$1,307.4	$1,265.5	$1,222.2	3%	7%
Asset Servicing and Wealth Management Trust, Investment and Other Servicing Fees are impacted by both one-month and one-quarter lagged asset values.
Total Asset Servicing Trust, Investment and Other Servicing Fees increased both sequentially and from the prior-year quarter.
▪Custody and Fund Administration fees increased from the prior-year quarter primarily due to favorable markets, net new business, and favorable currency movements.
▪Investment Management fees increased from the prior-year quarter primarily due to favorable markets.
Total Wealth Management Trust, Investment and Other Servicing Fees increased both sequentially and from the prior-year quarter.
▪Fees in the regions increased from the prior-year quarter primarily due to favorable markets.
▪Fees in GFO increased both sequentially and from the prior-year quarter primarily due to asset inflows and favorable markets.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2025 RESULTS

REPORTING SEGMENT RESULTS
				% Change Q4 2025 vs.
($ In Millions)	Q4 2025	Q3 2025	Q4 2024	Q3 2025		Q4 2024
Income (Loss) before Income Taxes (FTE*)(1)
Asset Servicing	$325.8	$294.4	$264.1	11%		23%
Wealth Management	341.8	342.4	351.0	—		(3)
Other	(21.1)	(11.8)	(10.4)	79		103
Total Income before Income Taxes (FTE*)	$646.5	$625.0	$604.7	3%		7%

Profit Margin (pre-tax) (FTE*)(1)
Asset Servicing	25.5%	24.7%	23.4%	0.8	pts	2.1	pts
Wealth Management	38.9	40.5	41.9	(1.6)		(3.0)
Total Profit Margin (pre-tax) (FTE*)	30.3	30.8	30.7	(0.5)		(0.4)

Average Loans
Asset Servicing	$5,746.0	$5,399.9	$6,272.6	6%		(8)%
Wealth Management	34,812.3	36,100.7	34,897.3	(4)		—
Total Average Loans	$40,558.3	$41,500.6	$41,169.9	(2)%		(1)%

Average Deposits
Asset Servicing	$92,611.0	$90,195.3	$87,212.9	3%		6%
Wealth Management	26,572.2	25,370.4	25,256.6	5		5
Other	646.0	1,134.9	70.3	(43)		N/M
Total Average Deposits	$119,829.2	$116,700.6	$112,539.8	3%		6%
(1)    The current quarter severance-related charges are allocated to the Reporting Segments with $43.6 million allocated to Asset Servicing and $15.2 million allocated to Wealth Management. The expense related to the Visa Class B Swaps and the release of the FDIC special assessment reserve are retained within Other.
(*) Income (Loss) before Income Taxes and Profit Margin (pre-tax) presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principles (non-GAAP) financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
Note: Reporting segment results are subject to reclassification when organizational changes are made. The results are also subject to refinements in revenue and expense allocation methodologies, which are typically reflected on a retrospective basis unless it is impractical to do so.

OTHER NONINTEREST INCOME
				% Change Q4 2025 vs.
($ In Millions)	Q4 2025	Q3 2025	Q4 2024	Q3 2025	Q4 2024
Other Noninterest Income
Foreign Exchange Trading Income	$74.3	$57.2	$61.7	30%	21%
Treasury Management Fees	9.9	9.5	9.2	5	8
Security Commissions and Trading Income	49.9	41.8	42.8	19	17
Other Operating Income	40.0	60.6	59.9	(34)	(33)
Total Other Noninterest Income	$174.1	$169.1	$173.6	3%	—%

Foreign Exchange Trading Income increased sequentially due to lower foreign exchange swap activity executed by our Treasury department and higher volumes driven by growth in outsourced client activity. Foreign Exchange Trading Income increased compared to the prior-year quarter primarily due to higher volumes driven by growth in outsourced client activity.
Other Operating Income decreased sequentially and compared to the prior-year quarter due to $19.2 million of expense associated with the Visa Class B swaps in the current quarter.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2025 RESULTS

NET INTEREST INCOME
				% Change Q4 2025 vs.
($ In Millions)	Q4 2025	Q3 2025	Q4 2024	Q3 2025		Q4 2024
Net Interest Income
Interest Income (FTE*)	$2,139.3	$2,149.8	$2,290.5	—%		(7)%
Interest Expense	1,485.0	1,553.5	1,716.2	(4)		(13)
Net Interest Income (FTE*)	$654.3	$596.3	$574.3	10%		14%
Average Earning Assets	$143,038.1	$139,338.9	$133,684.0	3%		7%
Net Interest Margin (FTE*)	1.81%	1.70%	1.71%	11	bps	10	bps
(*) Interest income, net interest income and net interest margin presented on an FTE basis are non-GAAP financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
bps - basis points
Net Interest Income on an FTE basis increased sequentially primarily due to higher deposits, a favorable deposit mix and lower funding costs, partially offset by lower foreign exchange swap activity executed by our Treasury department. Net Interest Income on an FTE basis increased compared to the prior-year quarter primarily driven by higher deposits and lower funding costs.
The Net Interest Margin on an FTE basis increased sequentially primarily driven by lower funding costs and a favorable deposit mix. The Net Interest Margin on an FTE basis increased compared to the prior-year quarter primarily driven by lower funding costs.
Average Earning Assets increased sequentially and compared to the prior-year quarter primarily due to increases in placements with the Federal Reserve and other central banks and in the investment securities portfolio driven by higher deposit levels.

PROVISION FOR CREDIT LOSSES
	As of and for the three-months ended,			% Change December 31, 2025 vs.
($ In Millions)	December 31, 2025	September 30, 2025	December 31, 2024	September 30, 2025	December 31, 2024
Allowance for Credit Losses
Beginning Allowance for Credit Losses	$206.7	$224.1	$220.0	(8)%	(6)%
Provision for Credit Losses	(8.0)	(17.0)	(10.5)	N/M	N/M
Net Recoveries (Charge-offs)	(0.4)	(0.4)	(3.4)	N/M	N/M
Ending Allowance for Credit Losses	$198.3	$206.7	$206.1	(4)%	(4)%
Allowance assigned to:
Loans	$164.3	$164.4	$168.0	—%	(2)%
Undrawn Loan Commitments and Standby Letters of Credit	23.3	32.1	30.4	(27)	(23)
Debt Securities and Other Financial Assets	10.7	10.2	7.7	5	40
Ending Allowance for Credit Losses	$198.3	$206.7	$206.1	(4)%	(4)%
N/M - Not meaningful
Q4 2025
The negative provision in the current quarter resulted from a decrease in collective reserves primarily driven by refinements to factors used to estimate losses for the Commercial and Institutional (C&I) portfolio.
Q3 2025
The negative provision in the prior quarter resulted from a decrease in collective reserves driven by improved macroeconomic factors primarily impacting the C&I portfolio and improved projections for Residential Real Estate.
Q4 2024
The negative provision in the prior-year quarter resulted from a decrease in both the collective and individual reserves. The decrease in collective reserve was primarily driven by an improvement in credit quality in the C&I portfolio. The decrease in individual reserves was driven by the partial charge-off of a C&I loan.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2025 RESULTS

NONINTEREST EXPENSE
				% Change Q4 2025 vs.
($ In Millions)	Q4 2025	Q3 2025	Q4 2024	Q3 2025	Q4 2024
Noninterest Expense
Compensation	$686.8	$625.3	$595.2	10%	15%
Employee Benefits	119.5	115.2	107.3	4	11
Outside Services	248.1	248.2	251.5	—	(1)
Equipment and Software	301.1	294.2	274.4	2	10
Occupancy	56.4	55.0	54.1	2	4
Other Operating Expense	85.4	85.0	93.4	—	(9)
Total Noninterest Expense	$1,497.3	$1,422.9	$1,375.9	5%	9%
End of Period Full-Time Equivalent Employees	23,800	23,600	23,300	1%	2%
Compensation expense increased sequentially primarily due to a $58.2 million severance charge in the current quarter. Compensation expense increased compared to the prior-year quarter primarily due to the current quarter severance charge, increased headcount, unfavorable currency movement, and annual base pay adjustments.
Employee Benefits increased compared to the prior-year quarter primarily driven by higher medical costs and higher payroll taxes.
Equipment and Software expense increased compared to the prior-year quarter primarily due to higher software amortization and software support expense.

PROVISION FOR INCOME TAXES
				% Change Q4 2025 vs.
($ In Millions)	Q4 2025	Q3 2025	Q4 2024	Q3 2025		Q4 2024
Net Income
Income before Income Taxes	$633.8	$619.5	$594.2	2%		7%
Provision for Income Taxes	167.8	161.9	138.8	4		21
Net Income	$466.0	$457.6	$455.4	2%		2%
Effective Tax Rate	26.5%	26.1%	23.4%	40	bps	310	bps
bps - basis points
The effective tax rate increased sequentially and compared to the prior-year quarter primarily driven by a higher net tax impact from international operations, partially offset by higher current-quarter discrete tax benefits.

CAPITAL ACTIONS
The Corporation returned $521.6 million to common shareholders in the current quarter through dividends and the repurchase of shares. During the current quarter, the Corporation declared cash dividends totaling $151.8 million to common stockholders and maintained its quarterly cash dividend of $0.80 per share on common stock from the previous quarter. The Corporation repurchased 2,850,093 shares of common stock, including 12,499 withheld to satisfy tax withholding obligations related to share-based compensation, at a total cost of $369.8 million ($129.77 average price per share). The Corporation also declared cash dividends totaling $4.7 million to preferred stockholders during the current quarter.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2025 RESULTS

REGULATORY CAPITAL
The capital ratios of Northern Trust Corporation and its principal subsidiary, The Northern Trust Company, remained strong at December 31, 2025, exceeding the minimum requirements for classification as “well-capitalized” under applicable U.S. regulatory requirements.

($ In Millions)	Standardized Approach			Advanced Approach
Northern Trust Corporation	December 31, 2025*	September 30, 2025	December 31, 2024	December 31, 2025*	September 30, 2025	December 31, 2024	Well-Capitalized Ratios	Minimum Capital Ratios
Regulatory Capital
Common Equity Tier 1 Capital	$11,192.5	$11,199.3	$11,038.2	$11,192.5	$11,199.3	$11,038.2
Tier 1 Capital	12,008.5	12,028.1	11,870.2	12,008.5	12,028.1	11,870.2
Total Capital	14,304.2	13,581.9	13,423.2	14,105.8	13,375.2	13,217.3

Assets
Risk-Weighted Assets	$89,015.4	$90,033.7	$88,939.7	$74,843.6	$74,329.4	$75,920.9
Average Adjusted Total Assets	154,083.9	150,208.9	145,666.8	154,083.9	150,208.9	145,666.8
Supplementary Leverage Exposure	N/A	N/A	N/A	138,123.4	135,904.7	133,238.1

Capital Ratios
Common Equity Tier 1 Capital	12.6%	12.4%	12.4%	15.0%	15.1%	14.5%	N/A	4.5%
Tier 1 Capital	13.5	13.4	13.3	16.0	16.2	15.6	6.0	6.0
Total Capital	16.1	15.1	15.1	18.8	18.0	17.4	10.0	8.0
Tier 1 Leverage	7.8	8.0	8.1	7.8	8.0	8.1	N/A	4.0
Supplementary Leverage	N/A	N/A	N/A	8.7	8.9	8.9	N/A	3.0

($ In Millions)	Standardized Approach			Advanced Approach
The Northern Trust Company	December 31, 2025*	September 30, 2025	December 31, 2024	December 31, 2025*	September 30, 2025	December 31, 2024	Well-Capitalized Ratios	Minimum Capital Ratios
Regulatory Capital
Common Equity Tier 1 Capital	$10,582.2	$10,437.7	$9,983.8	$10,582.2	$10,437.7	$9,983.8
Tier 1 Capital	10,582.2	10,437.7	9,983.8	10,582.2	10,437.7	9,983.8
Total Capital	12,530.5	11,644.4	11,241.7	12,332.2	11,437.7	11,035.8

Assets
Risk-Weighted Assets	$87,698.3	$88,698.8	$87,742.1	$72,595.0	$72,031.5	$73,677.7
Average Adjusted Total Assets	153,520.3	149,705.5	145,246.8	153,520.3	149,705.5	145,246.8
Supplementary Leverage Exposure	N/A	N/A	N/A	137,559.4	135,400.9	132,476.9

Capital Ratios
Common Equity Tier 1 Capital	12.1%	11.8%	11.4%	14.6%	14.5%	13.6%	6.5%	4.5%
Tier 1 Capital	12.1	11.8	11.4	14.6	14.5	13.6	8.0	6.0
Total Capital	14.3	13.1	12.8	17.0	15.9	15.0	10.0	8.0
Tier 1 Leverage	6.9	7.0	6.9	6.9	7.0	6.9	5.0	4.0
Supplementary Leverage	N/A	N/A	N/A	7.7	7.7	7.5	3.0	3.0
(*) Regulatory Capital, Risk-Weighted Assets and resulting ratios for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2025 RESULTS

RECONCILIATION TO FULLY TAXABLE EQUIVALENT
The following table presents a reconciliation of interest income, net interest income, net interest margin, total revenue, income before taxes, and profit margin (pre-tax) prepared in accordance with GAAP to such measures on an FTE non-GAAP basis. Management believes this presentation facilitates the analysis of asset yields and provides a clearer indication of these financial measures for comparative purposes. When adjusted to an FTE basis, yields on taxable, nontaxable and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income.

	QUARTERS
	2025				2024
($ in Millions)	FOURTH	THIRD	SECOND	FIRST	FOURTH
Net Interest Income
Interest Income - GAAP	$2,126.6	$2,144.3	$2,212.8	$2,140.9	$2,280.0
Add: FTE Adjustment	12.7	5.5	4.7	5.6	10.5
Interest Income (FTE) - Non-GAAP	$2,139.3	$2,149.8	$2,217.5	$2,146.5	$2,290.5

Net Interest Income - GAAP	$641.6	$590.8	$610.5	$568.1	$563.8
Add: FTE Adjustment	12.7	5.5	4.7	5.6	10.5
Net Interest Income (FTE) - Non-GAAP	$654.3	$596.3	$615.2	$573.7	$574.3

Net Interest Margin - GAAP(1)	1.78%	1.68%	1.68%	1.67%	1.68%
Net Interest Margin (FTE) - Non-GAAP(1)	1.81%	1.70%	1.69%	1.69%	1.71%

Total Revenue
Total Revenue - GAAP	$2,123.1	$2,025.4	$1,997.9	$1,940.0	$1,959.6
Add: FTE Adjustment	12.7	5.5	4.7	5.6	10.5
Total Revenue (FTE) - Non-GAAP	$2,135.8	$2,030.9	$2,002.6	$1,945.6	$1,970.1

Income before Income Taxes
Income before Income Taxes - GAAP	$633.8	$619.5	$564.8	$521.4	$594.2
Add: FTE Adjustment	$12.7	$5.5	$4.7	$5.6	$10.5
Income before Income Taxes (FTE) - Non-GAAP	$646.5	$625.0	$569.5	$527.0	$604.7

Profit Margin (pre-tax) - GAAP(2)	29.9%	30.6%	28.3%	26.9%	30.3%
Profit Margin (pre-tax) (FTE) - Non-GAAP(2)	30.3%	30.8%	28.4%	27.1%	30.7%
(1) Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets.
(2) Profit margin (pre-tax) is calculated by dividing income before income taxes by total revenue.

NORTHERN TRUST CORPORATION FOURTH QUARTER 2025 RESULTS

FORWARD LOOKING STATEMENTS
This release may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

WEBCAST OF FOURTH QUARTER EARNINGS CONFERENCE CALL
Northern Trust’s fourth quarter earnings conference call will be webcast on January 22, 2026.
The live call will be conducted at 8:00 a.m. CT and is accessible on Northern Trust’s website at:
https://www.northerntrust.com/about-us/investor-relations
A recording of the live call will be available on Northern Trust’s website following the live event, for approximately four weeks. Participants will need Windows Media or Adobe Flash software. This earnings release can also be accessed at Northern Trust’s website.
About Northern Trust
Northern Trust Corporation (Nasdaq: NTRS) is a leading provider of wealth management, asset servicing, asset management and banking to corporations, institutions, affluent families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 24 U.S. states and Washington, D.C., and across 22 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of December 31, 2025, Northern Trust had assets under custody/administration of US$18.7 trillion, and assets under management of US$1.8 trillion. For more than 135 years, Northern Trust has earned distinction as an industry leader for exceptional service, financial expertise, integrity and innovation. Visit us on northerntrust.com. Follow us on Instagram @northerntrustcompany or Northern Trust on LinkedIn.
Northern Trust Corporation, Head Office: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A., incorporated with limited liability in the U.S. Global legal and regulatory information can be found at https://www.northerntrust.com/terms-and-conditions.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA				% Change(1)
($ In Millions Except Per Share Data)				Q4 2025 vs.
	Q4 2025	Q3 2025	Q4 2024	Q3 2025	Q4 2024
Noninterest Income
Trust, Investment and Other Servicing Fees	$1,307.4	$1,265.5	$1,222.2	3%	7%
Foreign Exchange Trading Income	74.3	57.2	61.7	30	21
Treasury Management Fees	9.9	9.5	9.2	5	8
Security Commissions and Trading Income	49.9	41.8	42.8	19	17
Other Operating Income	40.0	60.6	59.9	(34)	(33)
Investment Security Gains (Losses), net	—	—	—	N/M	N/M
Total Noninterest Income	1,481.5	1,434.6	1,395.8	3	6

Net Interest Income
Interest Income	2,126.6	2,144.3	2,280.0	(1)	(7)
Interest Expense	1,485.0	1,553.5	1,716.2	(4)	(13)
Net Interest Income	641.6	590.8	563.8	9	14

Total Revenue	2,123.1	2,025.4	1,959.6	5	8

Provision for Credit Losses	(8.0)	(17.0)	(10.5)	N/M	N/M

Noninterest Expense
Compensation	686.8	625.3	595.2	10	15
Employee Benefits	119.5	115.2	107.3	4	11
Outside Services	248.1	248.2	251.5	—	(1)
Equipment and Software	301.1	294.2	274.4	2	10
Occupancy	56.4	55.0	54.1	2	4
Other Operating Expense	85.4	85.0	93.4	—	(9)
Total Noninterest Expense	1,497.3	1,422.9	1,375.9	5	9

Income before Income Taxes	633.8	619.5	594.2	2	7
Provision for Income Taxes	167.8	161.9	138.8	4	21
NET INCOME	$466.0	$457.6	$455.4	2%	2%
Preferred Stock Dividends	4.7	16.2	4.7	(71)	—
NET INCOME APPLICABLE TO COMMON STOCK	$461.3	$441.4	$450.7	5%	2%
Earnings Allocated to Participating Securities	4.3	4.2	3.7	2	17
Earnings Allocated to Common and Potential Common Shares	$457.0	$437.2	$447.0	5%	2%

Per Common Share
Net Income
Basic	$2.44	$2.30	$2.27	6%	8%
Diluted	2.42	2.29	2.26	6	7

Average Common Equity	$11,893.5	$11,822.1	$11,692.6	1%	2%
Return on Average Common Equity	15.4%	14.8%	15.3%

Cash Dividends Declared per Common Share	$0.80	$0.80	$0.75	—%	7%

Average Common Shares Outstanding (000s)
Basic	187,532	190,054	197,241	(1)%	(5)%
Diluted	188,582	191,001	198,114	(1)	(5)
Common Shares Outstanding (EOP) (000s)	186,338	189,117	195,970	(1)	(5)
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
N/M - Not meaningful
EOP - End of period

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	TWELVE MONTHS
	2025	2024	% Change(1)
Noninterest Income
Trust, Investment and Other Servicing Fees	$5,017.8	$4,727.8	6%
Foreign Exchange Trading Income	240.8	231.2	4
Treasury Management Fees	38.7	35.7	8
Security Commissions and Trading Income	170.4	150.5	13
Other Operating Income	207.7	1,157.4	(82)
Investment Security Gains (Losses), net	—	(189.3)	N/M
Total Noninterest Income	5,675.4	6,113.3	(7)

Net Interest Income
Interest Income	8,624.6	9,762.3	(12)
Interest Expense	6,213.6	7,585.2	(18)
Net Interest Income	2,411.0	2,177.1	11

Total Revenue	8,086.4	8,290.4	(2)

Provision for Credit Losses	(7.5)	(3.0)	N/M

Noninterest Expense
Compensation	2,571.3	2,471.1	4
Employee Benefits	462.1	417.8	11
Outside Services	988.5	998.0	(1)
Equipment and Software	1,169.9	1,075.0	9
Occupancy	217.3	216.8	—
Other Operating Expense	345.3	455.2	(24)
Total Noninterest Expense	5,754.4	5,633.9	2

Income before Income Taxes	2,339.5	2,659.5	(12)
Provision for Income Taxes	602.6	628.4	(4)
NET INCOME	$1,736.9	$2,031.1	(14)%
Preferred Stock Dividends	41.8	41.8	—
NET INCOME APPLICABLE TO COMMON STOCK	$1,695.1	$1,989.3	(15)%
Earnings Allocated to Participating Securities	15.9	16.9	(6)
Earnings Allocated to Common and Potential Common Shares	$1,679.2	$1,972.4	(15)%

Per Common Share
Net Income
Basic	$8.78	$9.80	(10)%
Diluted	8.74	9.77	(11)

Average Common Equity	$11,791.1	$11,414.9	3%
Return on Average Common Equity	14.4%	17.4%

Cash Dividends Declared per Common Share	$3.10	$3.00	3%

Average Common Shares Outstanding (000s)
Basic	191,358	201,264	(5)%
Diluted	192,247	201,870	(5)
Common Shares Outstanding (EOP) (000s)	186,338	195,970	(5)
(1)Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
N/M - Not meaningful
EOP - End of period

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)				% Change(1)
				December 31, 2025 vs.
	December 31, 2025	September 30, 2025	December 31, 2024	September 30, 2025	December 31, 2024
Assets
Federal Reserve and Other Central Bank Deposits	$53,456.0	$49,328.9	$38,774.9	8%	38%
Interest-Bearing Due from and Deposits with Banks(2)	6,540.8	6,404.5	5,563.7	2	18
Federal Funds Sold and Securities Purchased under Agreements to Resell	2,654.1	1,856.3	451.0	43	N/M
Debt Securities
Available for Sale	34,036.5	32,889.2	29,001.5	3	17
Held to Maturity	23,429.6	22,974.9	22,296.7	2	5
Total Debt Securities	57,466.1	55,864.1	51,298.2	3	12
Loans	41,948.3	42,949.4	43,390.6	(2)	(3)
Other Interest-Earning Assets(3)	4,128.9	2,676.2	2,749.6	54	50
Total Earning Assets	166,194.2	159,079.4	142,228.0	4	17
Allowance for Credit Losses	(175.0)	(174.6)	(175.5)	—	—
Cash and Due from Banks and Other Central Bank Deposits(4)	1,130.7	976.8	1,058.7	16	7
Buildings and Equipment	464.6	457.1	490.3	2	(5)
Goodwill	712.9	712.9	694.9	—	3
Other Assets	8,805.3	9,211.7	11,212.0	(4)	(21)
Total Assets	$177,132.7	$170,263.3	$155,508.4	4%	14%
Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$28,984.1	$29,040.1	$26,122.6	—%	11%
Savings Certificates and Other Time	6,418.9	7,358.7	5,731.7	(13)	12
Non-U.S. Offices - Interest-Bearing	80,046.1	73,509.9	66,274.9	9	21
Total Interest-Bearing Deposits	115,449.1	109,908.7	98,129.2	5	18
Federal Funds Purchased	2,141.1	1,751.9	2,159.5	22	(1)
Securities Sold under Agreements to Repurchase	292.2	371.5	462.0	(21)	(37)
Other Borrowings(5)	7,158.3	6,580.0	6,521.0	9	10
Senior Notes	3,351.5	2,847.2	2,769.7	18	21
Long-Term Debt	3,484.4	4,094.3	4,081.3	(15)	(15)
Total Interest-Bearing Liabilities	131,876.6	125,553.6	114,122.7	5	16
Demand and Other Noninterest-Bearing Deposits	27,348.6	25,892.4	24,353.5	6	12
Other Liabilities	4,949.6	5,861.3	4,243.8	(16)	17
Total Liabilities	164,174.8	157,307.3	142,720.0	4	15
Common Equity
Common Equity, excluding Accumulated Other Comprehensive Income	12,663.5	12,706.2	12,717.5	—	—
Accumulated Other Comprehensive Income (Loss)	(590.5)	(635.1)	(814.0)	(7)	(27)
Total Common Equity	12,073.0	12,071.1	11,903.5	—	1
Preferred Equity	884.9	884.9	884.9	—	—
Total Equity	12,957.9	12,956.0	12,788.4	—	1
Total Liabilities and Stockholders’ Equity	$177,132.7	$170,263.3	$155,508.4	4%	14%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
(2)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.
(5)    Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET
($ In Millions)				% Change(1)
				Q4 2025 vs.
	Q4 2025	Q3 2025	Q4 2024	Q3 2025	Q4 2024
Assets
Federal Reserve and Other Central Bank Deposits	$35,035.8	$33,754.2	$32,847.0	4%	7%
Interest-Bearing Due from and Deposits with Banks(2)	6,049.6	5,237.7	4,955.3	16	22
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,593.7	1,300.4	681.3	23	134
Debt Securities
Available for Sale	33,714.2	33,022.7	29,350.4	2	15
Held to Maturity	23,151.0	22,129.7	22,231.6	5	4
Total Debt Securities	56,865.2	55,152.4	51,582.0	3	10
Loans	40,558.3	41,500.6	41,169.9	(2)	(1)
Other Interest-Earning Assets(3)	2,935.5	2,393.6	2,448.5	23	20
Total Earning Assets	143,038.1	139,338.9	133,684.0	3	7
Allowance for Credit Losses	(174.8)	(188.0)	(192.9)	(7)	(9)
Cash and Due from Banks and Other Central Bank Deposits(4)	1,185.1	1,159.3	1,453.4	2	(18)
Buildings and Equipment	462.3	468.4	485.8	(1)	(5)
Goodwill	711.0	712.6	699.7	—	2
Other Assets	9,704.0	9,550.3	10,440.2	2	(7)
Total Assets	$154,925.7	$151,041.5	$146,570.2	3%	6%
Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$27,725.8	$28,348.7	$24,834.8	(2)%	12%
Savings Certificates and Other Time	6,754.3	6,700.1	6,193.9	1	9
Non-U.S. Offices - Interest-Bearing	67,454.2	65,354.5	64,094.5	3	5
Total Interest-Bearing Deposits	101,934.3	100,403.3	95,123.2	2	7
Federal Funds Purchased	2,357.7	2,467.7	2,488.8	(4)	(5)
Securities Sold under Agreements to Repurchase	499.2	500.4	505.4	—	(1)
Other Borrowings(5)	7,059.4	6,938.4	6,928.9	2	2
Senior Notes	3,087.3	2,839.6	2,782.4	9	11
Long-Term Debt	3,909.8	4,092.0	4,079.4	(4)	(4)
Total Interest-Bearing Liabilities	118,847.7	117,241.4	111,908.1	1	6
Demand and Other Noninterest-Bearing Deposits	17,894.9	16,297.3	17,416.6	10	3
Other Liabilities	5,404.7	4,795.8	4,668.0	13	16
Total Liabilities	142,147.3	138,334.5	133,992.7	3	6
Common Equity
Common Equity, excluding Accumulated Other Comprehensive Income	12,508.2	12,496.7	12,475.2	—	—
Accumulated Other Comprehensive Income (Loss)	(614.7)	(674.6)	(782.6)	(9)	(21)
Total Common Equity	11,893.5	11,822.1	11,692.6	1	2
Preferred Equity	884.9	884.9	884.9	—	—
Total Equity	12,778.4	12,707.0	12,577.5	1	2
Total Liabilities and Stockholders’ Equity	$154,925.7	$151,041.5	$146,570.2	3%	6%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
(2)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.
(5)    Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

QUARTERLY TREND DATA	QUARTERS
($ In Millions Except Per Share Data)	2025								2024
	FOURTH		THIRD		SECOND		FIRST		FOURTH
Net Income Summary
Trust, Investment and Other Servicing Fees	$1,307.4		$1,265.5		$1,231.1		$1,213.8		$1,222.2
Other Noninterest Income	174.1		169.1		156.3		158.1		173.6
Net Interest Income	641.6		590.8		610.5		568.1		563.8
Total Revenue	2,123.1		2,025.4		1,997.9		1,940.0		1,959.6
Provision for Credit Losses	(8.0)		(17.0)		16.5		1.0		(10.5)
Noninterest Expense	1,497.3		1,422.9		1,416.6		1,417.6		1,375.9
Income before Income Taxes	633.8		619.5		564.8		521.4		594.2
Provision for Income Taxes	167.8		161.9		143.5		129.4		138.8
Net Income	$466.0		$457.6		$421.3		$392.0		$455.4

Per Common Share
Net Income - Basic	$2.44		$2.30		$2.14		$1.91		$2.27
- Diluted	2.42		2.29		2.13		1.90		2.26
Cash Dividends Declared per Common Share	0.80		0.80		0.75		0.75		0.75
Book Value (EOP)	64.79		63.83		62.65		61.65		60.74
Market Value (EOP)	136.59		134.60		126.79		98.65		102.50

Financial Ratios
Return on Average Common Equity	15.4%		14.8%		14.2%		13.0%		15.3%
Net Interest Margin (GAAP)	1.78		1.68		1.68		1.67		1.68
Net Interest Margin (FTE*)	1.81		1.70		1.69		1.69		1.71

Assets Under Custody / Administration ($ in Billions) - End Of Period
Asset Servicing	$17,418.4		$16,990.4		$16,864.9		$15,804.7		$15,640.1
Wealth Management	1,297.7		1,257.2		1,203.4		1,119.3		1,147.9
Total Assets Under Custody / Administration	$18,716.1		$18,247.6		$18,068.3		$16,924.0		$16,788.0

Assets Under Custody ($ In Billions) - End Of Period
Asset Servicing	$13,604.8		$13,195.0		$13,056.5		$12,163.6		$12,214.0
Wealth Management	1,284.3		1,244.1		1,187.2		1,105.9		1,135.2
Total Assets Under Custody	$14,889.1		$14,439.1		$14,243.7		$13,269.5		$13,349.2

Assets Under Management ($ In Billions) - End Of Period
Asset Servicing	$1,296.0		$1,280.1		$1,229.2		$1,160.9		$1,159.7
Wealth Management	507.2		492.6		468.5		446.9		450.7
Total Assets Under Management	$1,803.2		$1,772.7		$1,697.7		$1,607.8		$1,610.4

Asset Quality ($ In Millions) - End Of Period
Nonaccrual Loans/Assets(1)	$76.7		$78.8		$92.8		$73.1		$56.0
Nonaccrual Assets / Loans(1)	0.18%		0.18%		0.21%		0.18%		0.13%

Gross Charge-offs	$(1.4)		$(2.1)		$(0.1)		$(0.3)		$(4.1)
Gross Recoveries	1.0		1.7		0.4		0.5		0.7
Net Recoveries (Charge-offs)	$(0.4)		$(0.4)		$0.3		$0.2		$(3.4)
Annualized Net Recoveries (Charge-offs) to Avg Loans	—%		—%		—%		—%		(0.03)%
Allowance for Credit Losses Assigned to:
Loans	$164.3		$164.4		$180.5		$167.1		$168.0
Undrawn Loan Commitments and Standby Letters of Credit	23.3		32.1		34.7		32.8		30.4
Debt Securities and Other Financial Assets	10.7		10.2		8.9		7.4		7.7
Loans Allowance / Nonaccrual Loans	2.1	x	2.1	x	1.9	x	2.3	x	3.0	x
(*)    Net interest margin presented on an FTE basis is a non-GAAP financial measure. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
(1)    There was no Other Real Estate Owned (OREO) for any of the periods presented.